Exhibit 99.2

[Crown Castle Letterhead]

Contacts:	W. Benjamin Moreland, CFO
Jay Brown, Treasurer
Crown Castle International Corp.
713-570-3000

CROWN CASTLE INTERNATIONAL

ADJUSTS SECOND QUARTER 2004 SITE RENTAL

REVENUE AND COST OF OPERATIONS

July 29, 2004 – HOUSTON, TEXAS – Crown Castle International Corp. (NYSE:CCI) adjusted its previously reported site rental revenue upward by $1.2 million to $131.4 million and site rental cost of operations upward by $1.2 million to $41.8 million for the second quarter ended June 30, 2004. The adjustments correct a computational error Crown Castle discovered in the consolidating entries of its US operations.

The revised site rental revenue and site rental cost of operations for the second quarter of 2004 follows:

Consolidated site rental revenue for the second quarter of 2004 increased 12.7 percent to $131.4 million, up $14.8 million from $116.6 million for the same period in the prior year. Consolidated site rental cost of operations for the second quarter of 2004 was $41.8 million compared to $40.0 million for the same period in the prior year. US site rental revenue for the second quarter of 2004 increased $10.3 million, or 9.3 percent, to $120.8 million, from $110.5 million for the same period in 2003. US site rental cost of operations for the second quarter of 2004 was $38.3 million compared to $37.5 million for the same period in 2003.

The adjustments have no effect on any other previously reported second quarter 2004 numbers, including Adjusted EBITDA, net loss, net loss per share, cash provided by operating activities or Free Cash Flow, which is defined as cash from operating activities less capital expenditures. Crown Castle’s outlook for third quarter 2004 and full years 2004 and 2005 remains unchanged from the July 28, 2004 press release.

Pro forma for the previously announced sale of Crown Castle UK, Crown Castle International Corp. engineers, deploys, owns and operates technologically advanced shared wireless infrastructure, including extensive networks of towers and rooftops. Crown Castle offers significant wireless communications coverage to 68 of the top 100 United States markets and to substantially all of the Australian population. Crown Castle owns, operates and manages over 10,600 and over 1,300 wireless communication sites in the U.S. and Australia, respectively. For more information on Crown Castle visit: http://www.crowncastle.com.

Non-GAAP Financial Measures:

This press release includes presentations of Adjusted EBITDA, which is a non-GAAP financial measure. Crown Castle defines Free Cash Flow as net cash provided by operating activities less capital expenditures (both amounts from the Consolidated Statement of Cash Flows). Crown Castle defines Adjusted EBITDA as net loss plus cumulative effect of change in accounting principle, income (loss) from discontinued operations, minority interests, provision for income taxes, interest expense, amortization of deferred financing costs and dividends on preferred stock, interest and other income (expense), depreciation, amortization and accretion, non-cash general and administrative compensation charges, asset write-down charges and restructuring charges (credits). Adjusted EBITDA is not intended as an alternative measure of operating results or cash flow from operations (as determined in accordance with generally accepted accounting principles). Further, our measure of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is presented as additional information because management believes it is a useful indicator of the current financial performance of our core businesses. In addition, Adjusted EBITDA is the measure of current financial performance generally used in our debt covenant calculations. The tables set forth below reconcile Adjusted EBITDA to comparable GAAP financial measures. Our results under GAAP are set forth in the financial statements following this press release.

Adjusted EBITDA is computed as follows:

(in thousands of dollars)	Three Months Ended June 30,
	2004	2003
Net loss	$(39,594)	$(80,831)
Income from discontinued operations, net of tax	(16,455)	(2,099)
Minority interests	1,463	730
Provision for income taxes	184	127
Interest expense and amortization of deferred financing costs	56,568	63,809
Interest and other income (expense)	1,349	8,271
Depreciation, amortization and accretion	61,119	60,763
Non-cash general and administrative compensation charges	6,203	5,834
Asset write-down charges	1,868	1,380
Restructuring charges (credits)	—	2,349

Adjusted EBITDA	$72,705	$60,333

Adjusted EBITDA is computed as follows:

(in thousands of dollars)	Six Months Ended June 30,
	2004	2003

Net loss	$(104,561)	$(149,847)
Cumulative effect of change in accounting principle	—	551
Income from discontinued operations, net of tax	(30,999)	(7,541)
Minority interests	2,809	1,287
Provision for income taxes	337	243
Interest expense and amortization of deferred financing costs	113,890	127,520
Interest and other income (expense)	26,376	10,834
Depreciation, amortization and accretion	122,344	122,226
Non-cash general and administrative compensation charges	8,418	7,728
Asset write-down charges	3,816	1,380
Restructuring charges (credits)	(33)	2,349

Adjusted EBITDA	$142,397	$116,730

CROWN CASTLE INTERNATIONAL CORP.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

AND OTHER FINANCIAL DATA

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net revenues:
Site rental	$131,363	$116,646	$260,332	$230,481
Network services and other	18,513	19,629	33,216	36,548

Total net revenues	149,876	136,275	293,548	267,029

Costs of operations:
Site rental	41,843	39,985	82,778	80,593
Network services and other	12,272	12,819	23,268	24,430

Total costs of operations	54,115	52,804	106,046	105,023

General and administrative	22,685	22,220	44,295	42,738
Corporate development	371	918	810	2,538
Restructuring charges (credits)	—	2,349	(33)	2,349
Asset write-down charges	1,868	1,380	3,816	1,380
Non-cash general and administrative compensation charges	6,203	5,834	8,418	7,728
Depreciation, amortization and accretion	61,119	60,763	122,344	122,226

Operating income (loss)	3,515	(9,993)	7,852	(16,953)
Interest and other income (expense)	(1,349)	(8,271)	(26,376)	(10,834)
Interest expense and amortization of deferred financing costs	(56,568)	(63,809)	(113,890)	(127,520)

Loss from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(54,402)	(82,073)	(132,414)	(155,307)
Provision for income taxes	(184)	(127)	(337)	(243)
Minority interests	(1,463)	(730)	(2,809)	(1,287)

Loss from continuing operations before cumulative effect of change in accounting principle	(56,049)	(82,930)	(135,560)	(156,837)
Income from discontinued operations, net of tax	16,455	2,099	30,999	7,541

Loss before cumulative effect of change in accounting principle	(39,594)	(80,831)	(104,561)	(149,296)
Cumulative effect of change in accounting principle for asset retirement obligations	—	—	—	(551)

Net loss	(39,594)	(80,831)	(104,561)	(149,847)
Dividends on preferred stock, net of gains (losses) on purchases of preferred stock	(9,332)	(20,081)	(19,028)	(34,452)

Net loss after deduction of dividends on preferred stock, net of gains (losses) on purchases of preferred stock	$(48,926)	$(100,912)	$(123,589)	$(184,299)

Per common share – basic and diluted:
Loss from continuing operations before cumulative effect of change in accounting principle	$(0.29)	$(0.48)	$(0.70)	$(0.88)
Income from discontinued operations	0.07	0.01	0.14	0.03
Cumulative effect of change in accounting principle	—	—	—	—

Net loss	$(0.22)	$(0.47)	$(0.56)	$(0.85)

Common shares outstanding – basic and diluted	221,853	215,969	220,574	216,464

Adjusted EBITDA (before restructuring and asset write-down charges):
Site rental	$82,197	$69,933	$163,609	$136,881
Network services and other (before corporate development expenses)	(9,121)	(8,682)	(20,402)	(17,613)

Adjusted EBITDA before corporate development expenses	73,076	61,251	143,207	119,268
Corporate development	(371)	(918)	(810)	(2,538)

Total Adjusted EBITDA	$72,705	$60,333	$142,397	$116,730

CROWN CASTLE INTERNATIONAL CORP.

Summary Fact Sheet

(in $ thousands)

	Quarter Ended 9/30/03			Quarter Ended 12/31/03
	US	AUS	CCIC	US	AUS	CCIC
Revenues
Site Rental	113,387	6,740	120,127	117,686	7,860	125,546
Services	16,361	1,035	17,396	17,561	811	18,372
Total Revenues	129,748	7,775	137,523	135,247	8,671	143,918

Operating Expenses
Site Rental	37,298	2,764	40,062	39,353	3,167	42,520
Services	9,668	510	10,178	11,604	534	12,138
Total Operating Expenses	46,966	3,274	50,240	50,957	3,701	54,658

General & Administrative
Site Rental	4,319	2,037	6,356	4,889	2,451	7,340
Services	15,066	—	15,066	15,561	—	15,561
Total General & Administrative	19,385	2,037	21,422	20,450	2,451	22,901

Operating Cash Flow
Site Rental	71,770	1,939	73,709	73,444	2,242	75,686
Services	(8,373)	525	(7,848)	(9,604)	277	(9,327)
Total Pre-Overhead Cash Flow	63,397	2,464	65,861	63,840	2,519	66,359

Corporate Overhead	1,039	—	1,039	1,987	—	1,987
Adjusted EBITDA	62,358	2,464	64,822	61,853	2,519	64,372

	Quarter Ended 9/30/03			Quarter Ended 12/31/03
	US	AUS	CCIC	US	AUS	CCIC
Gross Margins:
Site Rental	67%	59%	67%	67%	60%	66%
Services	41%	51%	41%	34%	34%	34%

Operating Cash Flow Margins
Site Rental	63%	29%	61%	62%	29%	60%
Services	-51%	51%	-45%	-55%	34%	-51%

Adjusted EBITDA Margin	48%	32%	47%	46%	29%	45%

	Quarter Ended 3/31/04			Quarter Ended 6/30/04
	US	AUS	CCIC	US	AUS	CCIC
Revenues
Site Rental	120,695	8,274	128,969	120,827	10,536	131,363
Services	13,499	1,204	14,703	17,390	1,123	18,513
Total Revenues	134,194	9,478	143,672	138,217	11,659	149,876

Operating Expenses
Site Rental	37,233	3,702	40,935	38,332	3,511	41,843
Services	10,268	728	10,996	11,591	681	12,272
Total Operating Expenses	47,501	4,430	51,931	49,923	4,192	54,115

General & Administrative
Site Rental	4,242	2,380	6,622	4,693	2,630	7,323
Services	14,988	—	14,988	15,362	—	15,362
Total General & Administrative	19,230	2,380	21,610	20,055	2,630	22,685

Operating Cash Flow
Site Rental	79,220	2,192	81,412	77,802	4,395	82,197
Services	(11,757)	476	(11,281)	(9,563)	442	(9,121)
Total Pre-Overhead Cash Flow	67,463	2,668	70,131	68,239	4,837	73,076

Corporate Overhead	439	—	43	371	—	371
Adjusted EBITDA	67,024	2,668	69,692	67,868	4,837	72,705

	Quarter Ended 3/31/04			Quarter Ended 6/30/04
	US	AUS	CCIC	US	AUS	CCIC
Gross Margins:
Site Rental	69%	55%	68%	68%	67%	68%
Services	24%	40%	25%	33%	39%	34%

Operating Cash Flow Margins
Site Rental	66%	26%	63%	64%	42%	63%
Services	-87%	40%	-77%	-55%	39%	-49%

Adjusted EBITDA Margin	50%	28%	49%	49%	41%	49%

Reconciliation of Non-GAAP Financial Measure (Adjusted EBITDA) to GAAP

Financial Measure:

(in $ thousands)

	Quarter Ended
	09/30/2003	12/31/2003	03/31/2004	06/30/2004
Net loss	$(99,678)	$(148,840)	$(64,967)	$(39,594)
Income from discontinued operations, net of tax	(5,076)	2,159	(14,544)	(16,455)
Cumulative effect of change in accounting principle for asset retirement obligations, net of related income tax benefits	—	—	—	—
Minority interests	(151)	1,258	1,346	1,463
Provision for income taxes	85	137	153	184
Interest expense, amortization of deferred financing costs and dividends on preferred stock	62,408	68,906	57,322	56,568
Interest and other income (expense)	35,104	72,521	25,027	1,349
Depreciation, amortization and accretion	60,846	61,378	61,225	61,119
Non-cash general and administrative compensation charges	6,205	53	2,215	6,203
Asset write-down charges	6,137	6,800	1,948	1,868
Restructuring charges (credits)	(1,058)	—	(33)	—
Adjusted EBITDA	$64,822	$64,372	$69,692	$72,705

CROWN CASTLE INTERNATIONAL CORP.

Summary Fact Sheet

Restricted and Unrestricted Subsidiaries

(in $ thousands)

	Quarter Ended 9/30/03
	Restricted	Crown Atlantic	Other	CCIC
Revenues
Site Rental	94,620	25,507	—	120,127
Services	14,034	3,362	—	17,396
Total Revenues	108,654	28,869	—	137,523

Operating Expenses
Site Rental	31,162	8,900	—	40,062
Services	9,349	829	—	10,178
Total Operating Expenses	40,511	9,729	—	50,240

General & Administrative
Site Rental	5,899	457	—	6,356
Services	12,664	988	1,414	15,066
Total General & Administrative	18,563	1,445	1,414	21,422

Operating Cash Flow
Site Rental	57,559	16,150	—	73,709
Services	(7,979)	1,545	(1,414)	(7,848)
Total Pre-Overhead Cash Flow	49,580	17,695	(1,414)	65,861

Corporate Overhead	1,039	—	—	1,039
Adjusted EBITDA	48,541	17,695	(1,414)	64,822

	Quarter Ended 9/30/03
	Restricted	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	67%	65%	—	67%
Services	33%	75%	—	41%

Operating Cash Flow Margins
Site Rental	61%	63%	—	61%
Services	-57%	46%	—	-45%

Adjusted EBITDA Margin	45%	61%	N/A	47%

	Quarter Ended 12/31/03
	Restricted	Crown Atlantic	Other	CCIC
Revenues
Site Rental	98,047	27,499	—	125,546
Services	15,227	3,145	—	18,372
Total Revenues	113,274	30,644	—	143,918

Operating Expenses
Site Rental	32,724	9,796	—	42,520
Services	10,010	2,128	—	12,138
Total Operating Expenses	42,734	11,924	—	54,658

General & Administrative
Site Rental	6,769	571	—	7,340
Services	12,680	1,198	1,683	15,561
Total General & Administrative	19,449	1,769	1,683	22,901

Operating Cash Flow
Site Rental	58,554	17,132	—	75,686
Services	(7,463)	(181)	(1,683)	(9,327)
Total Pre-Overhead Cash Flow	51,091	16,951	(1,683)	66,359

Corporate Overhead	1,987	—	—	1,987
Adjusted EBITDA	49,104	16,951	(1,683)	64,372

	Quarter Ended 12/31/03
	Restricted	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	67%	64%	—	66%
Services	34%	32%	—	34%

Operating Cash Flow Margins
Site Rental	60%	62%	—	60%
Services	-49%	-6%	—	-51%

Adjusted EBITDA Margin	43%	55%	N/A	45%

	Quarter Ended 3/31/04
	Restricted	Crown Atlantic	Other	CCIC
Revenues
Site Rental	100,896	28,073	—	128,969
Services	13,178	1,525	—	14,703
Total Revenues	114,074	29,598	—	143,672

Operating Expenses
Site Rental	31,427	9,508	—	40,935
Services	9,373	1,623	—	10,996
Total Operating Expenses	40,800	11,131	—	51,931

General & Administrative
Site Rental	6,163	459	—	6,622
Services	12,325	989	1,674	14,988
Total General & Administrative	18,488	1,448	1,674	21,610

Operating Cash Flow
Site Rental	63,306	18,106	—	81,412
Services	(8,520)	(1,087)	(1,674)	(11,281)
Total Pre-Overhead Cash Flow	54,786	17,019	(1,674)	70,131

Corporate Overhead	439	—	—	439
Adjusted EBITDA	54,347	17,019	(1,674)	69,692

	Quarter Ended 3/31/04
	Restricted	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	69%	66%	—	68%
Services	29%	-6%	—	25%

Operating Cash Flow Margins
Site Rental	63%	64%	—	63%
Services	-65%	-71%	—	-77%

Adjusted EBITDA Margin	48%	58%	N/A	49%

	Quarter Ended 6/30/04
	Restricted	Crown Atlantic	Other	CCIC
Revenues
Site Rental	103,650	27,713	—	131,363
Services	16,110	2,138	265	18,513
Total Revenues	119,760	29,851	265	149,876

Operating Expenses
Site Rental	32,561	9,282	—	41,843
Services	10,284	1,670	318	12,272
Total Operating Expenses	42,845	10,952	318	54,115

General & Administrative
Site Rental	6,847	476	—	7,323
Services	13,365	802	1,195	15,362
Total General & Administrative	20,212	1,278	1,195	22,685

Operating Cash Flow
Site Rental	64,242	17,955	—	82,197
Services	(7,539)	(334)	(1,248)	(9,121)
Total Pre-Overhead Cash Flow	56,703	17,621	(1,248)	73,076

Corporate Overhead	371	—	—	371
Adjusted EBITDA	56,332	17,621	(1,248)	72,705

	Quarter Ended 6/30/04
	Restricted	Crown Atlantic	Other	CCIC
Gross Margins:
Site Rental	69%	67%	—	68%
Services	36%	22%	-20%	34%

Operating Cash Flow Margins
Site Rental	62%	65%	—	63%
Services	-47%	-16%	-471%	-49%

Adjusted EBITDA Margin	47%	59%	-471%	49%

Reconciliation of Non-GAAP Financial Measure (Adjusted EBITDA) to GAAP

Financial Measure:

(in $ thousands)

	Quarter Ended
	09/30/2003	12/31/2003	03/31/2004	06/30/2004
Net loss	$(99,678)	$(148,840)	$(64,967)	$(39,594)
Income from discontinued operations, net of tax	(5,076)	2,159	(14,544)	(16,455)
Cumulative effect of change in accounting principle for asset retirement obligations, net of related income tax benefits	—	—	—	—
Minority interests	(151)	1,258	1,346	1,463
Provision for income taxes	85	137	153	184
Interest expense, amortization of deferred financing costs and dividends on preferred stock	62,408	68,906	57,322	56,568
Interest and other income (expense)	35,104	72,521	25,027	1,349
Depreciation, amortization and accretion	60,846	61,378	61,225	61,119
Non-cash general and administrative compensation charges	6,205	53	2,215	6,203
Asset write-down charges	6,137	6,800	1,948	1,868
Restructuring charges (credits)	(1,058)	—	(33)	—
Adjusted EBITDA	$64,822	$64,372	$69,692	$72,705

CCI FACT SHEET Q2 2004

$ in thousands

	Q2 ‘03	Q2 ‘04	% Change
CCUSA and Crown Atlantic
Site Rental Revenue	$110,504	$120,827	9%
Ending Sites	10,718	10,608	-1%

CCAUS
Site Rental Revenue	$6,142	$10,536	72%
Ending Sites	1,387	1,388	0%

TOTAL CCIC
Site Rental Revenue	$116,646	$131,363	13%
Ending Sites	12,105	11,996	-1%

Ending Cash and Investments	$523,158	$232,503
Debt
Bank Debt	$1,019,424	$1,455,385
Bonds	$2,167,414	$1,718,752
12 3/4% Preferred Stock	$223,904	$0
6 1/4% & 8 1/4% Convertible Preferred Stock	$506,033	$507,371
Total Debt	$3,916,775	$3,681,508

Leverage Ratios
Net Bank Debt / EBITDA*	2.1X	4.2X
Net Bank Debt + Bonds / EBITDA*	12.0X	10.1X
Total Net Debt / EBITDA*	14.1X	11.9X

*Last Quarter Annualized Adjusted EBITDA	$241,332	$290,820